Exhibit 4-A(1)
                            PENNSYLVANIA ELECTRIC COMPANY

                                CROSS-REFERENCE TABLE
                            of Provisions of the Indenture
                     Required by the Trust Indenture Act of 1939

                    Trust Indenture                    Provision of
                       Act Section                      Indenture
                    310(a)(1)                          7.10
                       (a)(2)                          7.10
                       (a)(3)                          Not Applicable
                       (a)(4)                          Not Applicable
                       (b)                             7.08; 7.10; 11.01
                       (c)                             Not Applicable
                    311(a)                             7.11
                       (b)                             7.11
                       (c)                             Not Applicable
                    312(a)                             2.06
                       (b)                             11.03
                       (c)                             11.03
                    313(a)                             7.06
                       (b)(1)                          Not Applicable
                       (b)(2)                          7.06
                       (c)                             7.06; 11.02
                       (d)                             7.06
                    314(a)                             4.03; 11.02
                       (b)                             Not Applicable
                       (c)(1)                          2.02; 11.04
                       (c)(2)                          2.02; 11.04
                       (c)(3)                          Not Applicable
                       (d)                             Not Applicable
                       (e)                             11.05
                       (f)                             Not Applicable
                    315(a)                             7.01(2)
                       (b)                             7.05; 11.02
                       (c)                             7.01(1)
                       (d)                             7.01(3)
                       (e)                             6.11
                    316(a)(1)(A)                       6.05
                       (a)(1)(B)                       6.04
                       (a)(2)                          Not Applicable
                       (a)(last sentence)              2.09
                       (b)                             6.07
                    317(a)(1)                          6.08
                       (a)(2)                          6.09
                       (b)                             2.05
                    318(a)                             11.01

          ________________________
          Note: This Cross-Reference Table shall not, for a purpose, be deemed to be part of the Indenture.
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